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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 June 20, 2001
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                       Mercantile Bankshares Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland             0-5127            52-0898572
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            (State or other      (Commission       (IRS Employer
            jurisdiction of      File Number)      Identification No.)
            incorporation)


             Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
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             (Address of principal executive office)    (Zip Code)


      Registrant's telephone number, including area code, (410) 237-5900
                                                          --------------
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Item 5.   Other Events and Regulation FD Disclosure.
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     This is an optional filing made to disclose the event reported below.  It is not a filing required by Regulation FD.

     On June 20, 2001, the registrant issued a press release regarding the effect of reductions in short-term interest rates on its net interest margin and earnings. A copy of the release is attached as Exhibit 20 and is incorporated herein by reference.
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Item 7.    Financial Statements and Exhibits
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                                    Exhibits
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  20       Press release dated June 20, 2001.
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                                  Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bankshares Corporation
                                              (Registrant)



Date: June 20, 2001                 By: /s/ Terry L. Troupe
                                        _______________________________
                                        Terry L. Troupe
                                        Chief Financial Officer and Treasurer